UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 9, 2019

LIBERTY TAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 2.02. Results of Operations and Financial Condition.

On June 10, 2019, Liberty Tax, Inc. (the “Company”) issued a press release regarding its results for the 2019 tax season.  A copy of the press release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

On June 9, 2019, the Company’s Board of Directors (the “Board”) appointed Brent Turner as interim Chief Executive Officer of the Company, effective immediately.  Mr. Turner succeeds Nicole Ossenfort, who resigned as President and Chief Executive Officer of the Company effective June 9, 2019.

Mr. Turner, age 48, has served as a consultant to the Company since September 2018.  In addition, since September 2018, Mr. Turner has served as Founder and CEO of Motus Advisors, a financial services consulting company.  Prior to founding Motus Advisors, Mr. Turner served as Executive Vice President, Head of Consumer Lending and Tax for MetaBank (CASH:NASDAQ), a federally chartered savings bank, since December 2016.  Prior to joining MetaBank, Mr. Turner served as Founder and CEO of Specialty Consumer Services LP (“SCS”), a provider of technology, underwriting and consulting services to national tax return preparation companies, substantially all of the assets of which were acquired by MetaBank and its holding company, Meta Financial Group, Inc., in November 2016.  Prior to founding SCS, LP, Mr. Turner severed as President of eCommerce for EZCORP (EZPW:NASDAQ).  Mr. Turner holds a Bachelor of Arts in Finance from West Texas A&M University and a Master of Business Administration from Southern Methodist University’s Cox School of Business.

There are no family relationships between Mr. Turner and any director or executive officer of the Company and no related party transactions required to be reported under Item 404(a) of Regulation S-K.

In connection with her resignation, Ms. Ossenfort entered into a release agreement with the Company on June 9, 2019 (the “Release Agreement”), which provides for Ms. Ossenfort to receive the termination payments and benefits set forth in Section 5(c) of her previously disclosed employment agreement with the Company, dated as of June 1, 2018 and effective as of February 19, 2018.  In addition, Ms. Ossenfort will be entitled to receive a cash bonus under the Company’s annual incentive program in a manner consistent with any bonuses paid to the Company’s other executive officers, to the extent such bonuses are awarded by the Compensation Committee.  The Release Agreement is substantially in the form attached to Ms. Ossenfort’s employment agreement.

In connection with his appointment as interim Chief Executive Officer of the Company, Mr. Turner entered into an employment agreement with the Company on June 9, 2019 (the “Employment Agreement”).  The term of the Employment Agreement (the “Employment Period”) is month-to-month, commencing on June 9, 2019, continuing on the first day of each successive month, unless Mr. Turner or the Company provides written notice at least 15 calendar days prior to the end of the applicable month to the other of his or its intention not to renew the employment.  Under the Employment Agreement, Mr. Turner is entitled to a monthly base salary of $41,667.

Mr. Turner also is entitled to employee and executive benefits, reimbursement of expenses and vacation consistent with the benefits provided to executive officers and as otherwise set forth in the Employment Agreement.

If the Employment Agreement is terminated by the Company for any reason, Mr. Turner will be entitled to receive: (i) the base salary earned but not yet paid for services rendered to the Company on or prior to the date on which the Employment Period ends; (ii) any business expenses incurred on or prior to the date on which the Employment Period ends that are eligible for reimbursement in accordance with the Company’s expense reimbursement policies as then in effect; and (iii) any vested benefits to which he is entitled under the Company’s employee benefit plans and any welfare benefits to which he is entitled in accordance with the terms of the Company’s welfare plans (collectively, the “Accrued Rights”).

Subject to the execution of a form of release by Mr. Turner and his compliance with certain other terms of the Employment Agreement, if, during the Employment Term, the Employment Agreement is terminated by the Company without Cause (as defined in the Employment Agreement), he will be entitled to receive: (i) an amount equal to the Accrued Rights; (ii) the accelerated vesting of any incentive stock awards, including, but not limited to, stock options, stock appreciation rights, restricted stock and dividend equivalent rights, that were not vested as of the date of his termination; and (iii) continued medical insurance coverage at the Company’s expense for the six months following the date of termination.

The Employment Agreement also provides that Mr. Turner may not disclose or use any confidential information of the Company during or after the Employment Term. During his employment with the Company and for a period of 12 months following termination of his employment for any reason, he is subject to certain non-solicitation obligations.

The foregoing description of the Employment Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Employment Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

A copy of the press release announcing Ms. Ossenfort’s resignation and Mr. Turner’s appointment as interim Chief Executive Officer is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

         The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

10.1	Employment Agreement, dated June 9, 2019, between the Company and Brent Turner.
99.1	Press release dated June 10, 2019.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Employment Agreement, dated June 9, 2019, between the Company and Brent Turner.
99.1	Press release dated June 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: June 10, 2019	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer